UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14191 Myford Road, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Avid Bioservices, Inc. (the “Company”) held on October 18, 2022 in a virtual-only format, the stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation which limits the liability of specified executive officers of the Company (the “Certificate of Amendment”). The Certificate of Amendment became effective upon filing with the Secretary of State of the State of Delaware on October 19, 2022. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 62,167,454 shares of the Company’s common stock outstanding (as of the record date of August 22, 2022) and entitled to vote, 52,330,069 shares were present in-person virtually or represented by proxy, representing approximately 84% of the total outstanding shares entitled to vote. The final voting results of each proposal voted on at the Annual Meeting are set forth below. For more information about the proposals set forth below, please refer to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on August 29, 2022.

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the seven nominees named below to serve on the Company’s Board of Directors until the Company’s 2023 Annual Meeting of Stockholders. Election of each director required approval by a plurality of the votes cast and thus votes against were not applicable. The votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Esther M. Alegria, Ph.D.	46,250,807	1,064,951	5,014,311
Joseph Carleone, Ph.D.	46,409,928	905,830	5,014,311
Nicholas S. Green	46,532,784	782,974	5,014,311
Richard B. Hancock	46,527,189	788,569	5,014,311
Catherine J. Mackey, Ph.D.	46,237,408	1,078,350	5,014,311
Gregory P. Sargen	46,376,294	939,464	5,014,311
Jeanne A. Thoma	46,307,438	1,008,320	5,014,311

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023. The votes were as follows:

Votes For	Votes Against	Abstain
51,688,206	629,797	12,066

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Proposal No. 3: To Approve, On an Advisory Basis, the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory basis, a non-binding resolution approving the compensation of the named executive officers as disclosed in the Company’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders. The votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
46,714,906	405,730	195,122	5,014,311

Proposal No. 4: To Approve an Amendment to the Company’s Restated Certificate of Incorporation

The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to limit the liability of specified executive officers of the Company. The votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
46,124,286	840,228	351,244	5,014,311

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Avid Bioservices, Inc., as filed on October 19, 2022 with the Secretary of State of the State of Delaware.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: October 21, 2022	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Avid Bioservices, Inc., as filed on October 19, 2022 with the Secretary of State of the State of Delaware.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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